CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Exhibit 10.4

EXECUTION VERSION

May 27, 2026

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Re:	Termination and Release of Security Interest

Ladies and Gentlemen:

Reference is made to that certain Loan and Servicing Agreement, dated as of August 4, 2020 (as amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the "Loan and Servicing Agreement"), by and among TCPC Funding II, LLC, a Delaware limited liability company, as the borrower (the "Borrower"), Special Value Continuation Partners LLC, a Delaware limited liability company, as servicer (the "Servicer") and as transferor (the "Transferor"), each of the Lenders from time to time party thereto (the "Lenders"), Morgan Stanley Asset Funding Inc., as the administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and Wells Fargo Bank, National Association, as the collateral agent (in such capacity, the "Collateral Agent"), the account bank (in such capacity, the "Account Bank") and the collateral custodian (in such capacity, the "Collateral Custodian").  Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement.

The Borrower hereby requests, pursuant to Section 2.14 of the Loan and Servicing Agreement, the release of the interests of the Collateral Agent on behalf of each Secured Party (including its security interest therein) in the Collateral (the "Released Collateral"), upon its payment in full of all of the Obligations (other than unmatured contingent indemnification obligations) and the termination of the Loan and Servicing Agreement.  Accordingly, each party hereto acknowledges and agrees that, upon receipt by the Secured Parties in the respective accounts specified on Annex A hereto of the amounts set forth on Annex B hereto payable by the Borrower to the Lenders, the Administrative Agent, the Account Bank, the Collateral Agent or the Collateral Custodian, including attorneys' fees, costs and expenses (collectively, the "Final Amount"; provided that in the event such payment is not received by 2:00 p.m. New York time on the date hereof, the Final Amount shall be increased by any per diem interest, Fees and any other amounts that would accrue for each day the Final Amount remains unpaid (including the date hereof if such payment is not received by 2:00 p.m. New York time on such date)), (i) any and all Liens at any time granted to or held by the Collateral Agent on behalf of the Secured Parties in and to the Released Collateral shall automatically be terminated and released without further action on the part of any party hereto, (ii) the Commitments under the Loan and Servicing Agreement have been irrevocably terminated, (iii) each Transaction Document shall be terminated as of the date hereof and be of no further force and effect, except with respect to such provisions as expressly survive such termination, (iv) all outstanding Indebtedness and other Obligations of the Borrower under the Transaction Documents (other than unmatured contingent indemnification obligations) shall be paid and satisfied in full and irrevocably discharged, terminated and released, (v) all obligations of the Servicer and the Transferor under the Transaction Documents (other than unmatured contingent indemnification obligations) shall be satisfied in full and irrevocably discharged, terminated and released, (vi) each Lender shall be deemed to have received a Termination/Reduction Notice specifying a prepayment of the Advances Outstanding and the occurrence of the Collection Date on the date hereof and waives, and directs the parties hereto to waive, the requirement that the Borrower deliver a notice of termination substantially in the form of Exhibit F to the Loan and Servicing Agreement and (vii) such Person has no knowledge of any additional outstanding liabilities of the Borrower to the Secured Parties under the Transaction Documents; provided that all or any portion of the Final Amount paid by any third party designated by, and on behalf of, the Borrower will be deemed to have been paid by the Borrower for purposes of this letter.

Each Lender hereby waives the requirement that the Borrower shall pay any applicable Prepayment Premium pursuant to Section 2.16(b) of the Loan and Servicing Agreement, in connection with the termination of the Loan and Servicing Agreement and the other Transaction Documents.

Upon receipt of the Final Amount by the Secured Parties as set forth herein, the Collateral Agent (acting at the direction of the Administrative Agent and the Lenders) authorizes the Borrower (or its authorized representatives or the authorized representatives of the Borrower's current or former general partner, as applicable) to file on its behalf, the UCC termination statements attached hereto as Exhibit A, and the Collateral Agent (acting at the direction of the Administrative Agent and the Lenders) agrees to execute and deliver to the Borrower such other documentation and do such further acts as shall be reasonably requested by the Borrower at its expense, in each case, to evidence the termination and release of the Liens granted to or held by the Collateral Agent on behalf of the Secured Parties in and to the Released Collateral.  In connection therewith, the Borrower hereby directs the Collateral Agent, the Collateral Custodian and the Account Bank to deliver the Collateral, free and clear of any security interest, pursuant to the Borrower’s further direction. The Borrower hereby acknowledges and agrees that the Account Agreement shall have no further force or effect (other than matters which survive termination); provided that the Controlled Accounts and the account numbers established and maintained pursuant to the Account Agreement shall be utilized in connection with, and shall be governed exclusively by, a separate custodial agreement between the Borrower and Computershare Trust Company, N.A., as custodian.

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The Administrative Agent, the Lenders and the Borrower (i) authorize and direct the Collateral Agent, the Collateral Custodian and the Account Bank to enter into this letter agreement, (ii) acknowledge and agree that the Collateral Agent, the Collateral Custodian and the Account Bank are to be fully protected in relying upon the foregoing authorization and direction and (iii) release the Collateral Agent, the Collateral Custodian and the Account Bank from any liability for complying with such directions.  The Collateral Agent, the Collateral Custodian and the Account Bank shall have no responsibility for any loss or delay caused by the inaccuracy of any instructions provided to the Collateral Agent, the Collateral Custodian and the Account Bank or any act or omission of any other party in connection with this letter.

Upon payment in full as described above, each of the Borrower, the Servicer and the Transferor hereby (a) absolutely, fully, unconditionally, and irrevocably, release, relieve, absolve, acquit, and discharge, the Administrative Agent, the Collateral Agent, the Account Bank, the Collateral Custodian, the Lenders, and the other Secured Parties and their respective affiliates and subsidiaries and their respective officers, directors, employees, shareholders, agents and representatives as well as their respective successors and assigns (collectively the "Lender Released Parties") from any and all claims, obligations, rights, actions causes of action, suits, judgments, damages, debts, settlements, liabilities and demands of whatever kind and nature, whether known or unknown, whether foreseen or unforeseen, which the Borrower, the Servicer or the Transferor ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Transaction Documents on or prior to the date hereof, and (b) acknowledge that the Lender Released Parties have no further obligations or liabilities to the Borrower, the Servicer or the Transferor.

This letter (i) will be governed by, and shall be construed and enforced in accordance with the laws of the State of New York without regard to conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligation Law), and (ii) may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter by email in portable document format (.pdf) or using an “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or New York Electronic Signatures and Records Act shall be effective as delivery of a manually executed counterpart of this letter.

[Signature Pages Follow]

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Please indicate your agreement with the foregoing by executing a counterpart hereof.

TCPC FUNDING II, LLC,
as the Borrower

By: Special Value Continuation Partners LLC, its sole member

By: BlackRock TCP Capital Corp., its sole member

By:	/s/ Erik Cuellar
Name: Erik Cuellar
Title: Chief Financial Officer

[Signature Page to Payoff Letter]

Acknowledged and Agreed to:

SPECIAL VALUE CONTINUATION PARTNERS LLC,
as the Servicer and Transferor

By: BlackRock TCP Capital Corp., its sole member

By:	/s/ Erik Cuellar
Name: Erik Cuellar
Title: Chief Financial Officer

[Signature Page to Payoff Letter]

MORGAN STANLEY ASSET FUNDING INC.,
as the Administrative Agent

By:	/s/ Kathy Steckenborn
Name: Kathy Steckenborn
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Aditya Bhatla
Name: Aditya Bhatla
Title: Authorized Signatory

[Signature Page to Payoff Letter]

CITY NATIONAL BANK,
as a Lender

By:	/s/ Anubha Arora
Name: Anubha Arora
Title: SVP

[Signature Page to Payoff Letter]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Collateral Agent

By: Computershare Trust Company, N.A., as its attorney-in-fact

By:	/s/ Rupinder S Suri
Name: Rupinder S Suri
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Account Bank

By: Computershare Trust Company, N.A., as its attorney-in-fact

By:	/s/ Rupinder S Suri
Name: Rupinder S Suri
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Collateral Custodian

By: Computershare Trust Company, N.A., as its attorney-in-fact

By:	/s/ Rupinder S Suri
Name: Rupinder S Suri
Title: Vice President

[Signature Page to Payoff Letter]

Annex A
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Annex B

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Exhibit A

UCC-3 Termination Statements

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